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                                                                  EXHIBIT 10.23


                          MUTUAL FULL AND FINAL RELEASE


         THIS Mutual Full and Final Release entered into between Jaford Holdings Limited ("Jaford"), John Frederick ("Frederick") and Transformation Processing Inc. ("TPI"), Joter Holdings Corporation ("Joter").

         IN CONSIDERATION for mutual promise contained herein, the sum of THREE HUNDRED AND SEVENTY- ONE THOUSAND DOLLARS ($371,000) paid by TPI to Jaford and such further and other consideration, the receipt and sufficiency of which is hereby acknowledged, Jaford, Frederick and TPI, Joter do hereby agree to release, remise and forever discharge the other, their respective present and former officers, directors, employees and affiliated or related corporations, of and from all manner of actions, causes of actions, suits, debts, dues, covenants, obligations, duties, claims and demands for monies, damages, indemnity, costs and interest which, as against each other, they ever had, now have or which they hereafter can, shall or may have for or by reason of any cause, matter or thing whatsoever existing up to the present time, arising out of or in any way related to the matters contained in, or that could have been contained in, the action commenced by TPI and Joter against Jaford and Frederick being Court File No. 98-CV-145558 in the Ontario Court (General Division) and the Application commenced by Jaford against Joter and TPI being Court File No. 98-CV- 145464 in the Ontario Court (General Divisions).

         IT IS EXPRESSLY UNDERSTOOD that the payment of the amount mentioned within are deemed to be no admission of liability on the par of TPI or Joter, and the

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undersigned do covenant and agree that either by payment herein or otherwise is any liability for the said matters in this Release admitted and such liability is expressly denied.

         JAFORD, FREDERICK AND TPI, JOTER further agree not to make any claim or take any proceedings in relation to the subject matters of this Release against any other person or corporation or the Crown in which any claim could arise against a party to this Release, for contribution or indemnity or any other relief over.

         JAFORD, FREDERICK AND TPI, JOTER agree that this Mutual Full and Final Release shall be binding upon and enure to the benefit of their respective successors and assigns.

         IT IS HEREBY DECLARED that the undersigned have had adequate opportunity to read and consider this Mutual Full and Final Release and to obtain such legal advice in regard to it as they have considered advisable, that they have received the benefit of independent legal advice, and that the terms of this Mutual Full and Final Release are fully understood and that the said Mutual Full and Final Release is given voluntarily for the purpose of making a full and final compromise, adjustment, settlement and release of all claims aforesaid.


         IN WITNESS WHEREOF the undersigned have executed this Release by their corporate signing officer duly authorized in that regard this _____ day of _____ 1998.

                                   JAFORD HOLDINGS LIMITED

                                   Per

                                   /s/ JOHN FREDERICK
                                   -------------------------

                                   I have the authority to bind the Corporation

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                                   /s/ JOHN FREDERICK
                                   -------------------------
                                   JOHN FREDERICK


                                   TRANSPORTATION PROCESSING INC.

                                   PER



                                   /s/ PAUL MIGHTON
                                   -------------------------

                                   I have the authority to bind the Corporation


                                   JOTER HOLDINGS CORPORATION

                                   PER



                                   /s/ GARY MCCANN
                                   ------------------------

                                   I have the authority to bind the Corporation